Exhibit 10.2

Supply Agreement

Contract No.: 20100712
Place of Signing:Jinjiang
Date: 7/20/2010
Buyer: Fujian Jinjiang Chendai Ansheng Shoes&Clothing Co., Ltd.
Seller: Fujian Hongwei Shoes Plastic Co., Ltd.

1. Name, Specification, Quantity, Price, Delivery Schedule and Quality of the Product
Item	Specification	Unit	Quantity	Price(RMB)	Amount(RMB)	Delivery Schedule
MD sole	-	pear	318,288	23.75	7,559,340.00	-

2. Quality and Technical Standards, Period and Condition of Quality Guarantee:
Subject to the sample provided after the order is confirmed.

3. Method and Place of Delivery: Ansheng’s warehouse

4. Method, Destination and Cost of Transportation:
The Seller shall bear all the shipping cost.

5. Package Standard, Supply and Recovery of the Packing Material:
Subject to the order.

6. Standard and Method of Inspection and Acceptance, Period for Objection:
Subject to the sample and quality control manual supplied by the Seller.

7. Period and Method of Payment:
When requested by the Buyer, the Supplier shall deliver the products with the ordered quality and quantity to the place designated by the Buyer along with the necessary invoices and documents. The Buyer shall make the payment within 2 month after the delivery.

8. Breach of Contract:
If there is any damage or loss caused by a) delay of delivery; b) quality problem; and/or c) lack of quantity, the Supplier shall bear the liability.

9. Dispute Settlement:
By friendly consultations.

10. Miscellaneous

11. There are two counterparts of this Agreement. This Agreement shall take effect at the date hereof.

Buyer	Seller
/s/ Fujian Hongwei Shoes Plastic Co., Ltd. Company Name: Fujian Hongwei Shoes Plastic Co., Ltd.	/s/ Fujian Jinjiang Chendai Ansheng Shoes&Clothing Co., Ltd. Company Name: Fujian Jinjiang Chendai Ansheng Shoes&Clothing Co., Ltd.
Address: Pengtou, Chendai Town, Jinjiang	Address: Andou Industry Park
Legal Representative:	Legal Representative:
Agent:	Agent:
Tel: 0595-85199389	Tel:0595-85187788
Bank Name:	Bank Name:
Bank Account:	Bank Account:
Taxpayer Identification Number:	Taxpayer Identification Number: